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                                                                   EXHIBIT 10.11

                             PARTICIPATION AGREEMENT
                                  UNITED STATES

                                          PROGRAM SERVICES AGREEMENT # 4900RL367
                                            PARTICIPATION AGREEMENT # 4900RL1400

EFFECTIVE DATE OF THIS PARTICIPATION AGREEMENT: October 1, 2000

This Participation Agreement ("PA") adopts and incorporates by reference all of the terms and conditions of the Program Services Agreement Number 4900RL1367 ("Agreement") amongst IBM Corporation, Direct Alliance Corporation ("DAC"), and Insight Enterprises, Inc. ("Parent").

The parties to this PA agree that all Program related activity in the United States will be conducted in accordance with, and be subject to, the terms and conditions of this PA.

AMENDMENTS: The following terms and conditions amend provisions of the Agreement only as they apply to the Program activity in the United States.

1.0 CHOICE OF LAW AND FORUM; WAIVER OF JURY TRIAL; LIMITATION OF ACTION This PA and the performance of transactions under this PA will be governed by the laws of the State of New York. The United Nations Convention on Contracts for the International Sale of Goods does not apply. The parties expressly waive any right to a jury trial regarding disputes related to this PA. Any legal or other action related to this Agreement must be commenced no later than two (2) years from the date on which the cause of action arose.

2.0      SURVIVAL
In the event the Agreement is terminated, the terms and conditions of the Agreement incorporated by reference herein shall survive such termination and remain in effect for purposes of this PA only.

3.0      SELECTED PROGRAM SERVICES
In addition to all its responsibilities set forth in the Agreement, DAC will perform all of the Program services and responsibilities described in Section 4.2, with the exception of Section 4.2.8.4, of Exhibit A to the Agreement. DAC will include all costs, arising out of DAC's performance of its responsibilities under this section, in a Requisition Form, as set forth in Section 1.17 of the Agreement, for IBM's review and approval. DAC's performance under this section is subject to all requirements set forth in the Agreement, including but not limited to all Exhibits, and the document entitled "Program Business Rules and Policies - United States", which is incorporated herein by reference.

IBM CORPORATION

BY: ________________________________________________
Mr. Robert W. Moffat, General Manager
Date of Signature:_____________________________________

DIRECT ALLIANCE CORPORATION

BY: ________________________________________________
Mr. Tony M. Smith, President
Date of Signature:_____________________________________

Parent acknowledges and accepts its obligations under this Agreement by signing below.

INSIGHT ENTERPRISES, INC.

BY: ________________________________________________
Mr. Tim Crown, President and Co-Chief Executive Officer
Date of Signature:_____________________________________